Exhibit (d)

COMMON SHARES OF BENEFICIAL INTEREST

NUMBER

DCW

DIVIDEND CAPITAL

INVESTMENTS

SHARES

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 25537X 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUVE PER SHARE, OF

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

a Delaware Statutory Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, each as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Each share of beneficial interest evidenced by this Certificate represents One Beneficial Interest in the Trust.

Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

SECRETARY

PRESIDENT

THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT–	Custodian

TEN ENT –	as tenants by the entiretles		(Cust) (Minor)

JT TEN –	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

		UNIF TRF MIN ACT–	Custodian (until age )

(Cust)

under Uniform Transfers to

(Minor)

Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                                                                            hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                    Common Shares of the Beneficial Interest represented by this Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                                                                                                                Attorney to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated		X

X

	NOTICE:	THE SIGNATURE (S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT 1934.